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                                                                    Exhibit 23.3

                          Consent of Stegman & Company


                                Stegman & Company

To:      Board of Directors of View Systems, Inc.

         We hereby consent to the inclusion in amended Form SB-2 of our report dated May 31, 2000 related to the financial statements of Xyros Systems, Inc. for the years ended December 31, 1998 and 1997.



                                                     /s/Stegman & Company


Baltimore, Maryland

July 20, 2000


                                    II-23